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EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Global Resource Corporation Corporation (the "Company") hereby certifies to my knowledge that the Company's Amendment No. 1 to the quarterly report on Form 10-QSB for the quarter ended March 31. 2007 (the "Report"), as filed with the Securities and Exchange Commission the on date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be part of the Report or "filed" for any purpose whatsoever.


Date: August 8, 2007                         Name:   /s/ Frank G. Pringle
                                                     ----------------------
                                                     Frank G. Pringle
                                             Title:  Chief Executive Officer